UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 5/31/07

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2007

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

MAY 31, 2007

ECONOMIC SUMMARY

Real Gross Domestic Product growth for the first quarter of 2007 was revised down from 1.3% in the advance report to 0.6% in the report released at the end of May.  We believe the downward revision overstates the underlying weakness of the economy.  Both real consumption growth and real non-residential business investment growth were revised higher and the drag from residential investment was favorably revised.

The downward revision to inventory accumulation in the first quarter results in two consecutive quarters of large stock reduction.  This may be the main reason for the big bounce in manufacturing production that was seen recently.  The drag from inventories, therefore, will be significantly less severe in the second quarter.

Consumer spending continues to advance at an impressive pace.  In the first three months of the year, growth in consumer spending was upwardly revised to 4.4% from an initial estimate of 3.8%, and the 4.2% gain posted in the fourth quarter.  Since consumer spending accounts for nearly 72% of total economic activity, the hefty gains in this area are offsetting the impact of the weak housing market and the inventory correction.  However, we do anticipate a deceleration in consumer spending to around a 2% annual rate in the second quarter as the consumer begins to feel the impact of tightening lending standards, a decline in home prices, and rising gasoline and food prices.

The U.S. economy added a slightly greater than expected 150,000 new non-farm payroll jobs during May.  The three categories of the greatest job creation were education and health services (54,000), leisure and hospitality (46,000), and business services (32,000).  The weakest sector was manufacturing, which lost 19,000 workers in May after losing 20,000 in April and 23,000 in March.  The unemployment rate remained unchanged at a near cyclical low of 4.5% during May.  Fortunately, this low level of unemployment did not appear to create inflationary pressures, as average hourly earnings increased 0.3%, or 3.8% higher than one year ago levels.  Many continue to look for contraction in construction employment due to the housing recession.  In the May labor report, employment in the construction industry was unchanged after a loss of 21,000 positions in April and a gain of 30,000 in March.  The weakness in the residential market is being offset by stellar gains in the non-residential market.

In the manufacturing sector, the Chicago Area Purchasing Managers Index and the Institute for Supply Management's (ISM) Purchasing Managers Index both advanced in May.  The ISM said that if its latest reading of 55 for the headline Purchasing Managers Index was annualized it would be consistent with a 4.1% growth rate in real Gross Domestic Product.

Forward looking indicators such as new orders for durable goods increased for a third consecutive month.  Demand for U.S. goods is on the rise due to continued U.S. dollar weakness, which has boosted U.S. exports considerably over the last 15 months.  Assuming solid global economic activity, we believe that the U.S. manufacturing sector could see significant strength down the road.

Recent housing data has been mixed.  New home sales skyrocketed 16.2% in April, which represented the largest monthly increase in 14 years.  This surge reduced the level of inventories to a much more manageable and less troubling 6.5 months, and was undoubtedly the brightest report in over one year.  It may be a bit too soon to celebrate the end of the housing downturn since new home sales are not the main driver of the overall housing market.  Furthermore, one month of stellar activity does not make a trend.  Sales of existing homes fell 2.6% to an annual rate of 5.99 million units, the lowest level since January 2003.  This followed a revised 7.9% decline in March.  The most upsetting news was the jump in inventories, which climbed to 8.4 months, a 15 year high.  The activity in the existing home market, about six times are large as the new home market, is the primary driver of housing market conditions.

While there is good news with respect to the recent moderation of core inflation to the upper bounds of the Federal Reserve's 1-2% comfort zone, the Federal Reserve Open Market Committee is still concerned about upside risks to inflation and is not yet of the mind that inflation is on a convincingly downward trend.  With a bounce back in economic growth expected in the second quarter to a level of around 3%, continued growth overseas, and an improvement in U.S. business investment and manufacturing, it appears that downside risks to the U.S. growth outlook have lessened.  U.S. Treasury yields continue to creep higher, suggesting that the financial markets are beginning to believe that the economic recovery is taking root.  Most economic recoveries are marked by heightened inflation pressures, and since food and energy prices are definitely on the rise, this could add upward pressure to the long-term end of the maturity spectrum.

It appears that the first quarter of 2007 may be the trough of the current business cycle slowdown with a pick up in growth expected in the second quarter.  The downside risks of future growth have diminished as the inventory correction in the first quarter of 2007 was more substantial than first thought, while overseas growth projections have been revised up.  In addition, business investment spending appears to be improving.  Strong overseas demand is expected to drive exports higher in the second quarter.  With the economy perking up solidly in the second quarter and downside risks less troubling, it is now expected that the Federal Reserve will remain on hold for the foreseeable future.

The Equity Growth Fund

For the six months and one year ended May 31, 2007 the North Country Equity Growth Fund had a total return of 10.27% and 21.16% versus the S&P 5001 at 10.28% and 22.79% respectively.

As of this writing, almost all S&P 500 companies have reported earnings for the first quarter of 2007.  Earnings estimates were certainly off the mark for the quarter.  When evidence of a slower economy began to pour in earlier this year, analysts slashed first quarter estimates.  Analysts estimates pegged expected earnings growth at anywhere from 3-5%, down from nearly a 10% rate at the start of the year.  Actual growth was about 12% according to data compiled by Bloomberg.  Stocks have rallied over the past several weeks as a result of the better than expected earnings.

We expect profits to continue to grow in 2007, though at a slower pace than has been the case in recent years.  For 2007, our earnings per share estimate is $98, representing about 8% growth over 2006.  Profit margins have remained near peak levels despite recent wage gains and slower productivity growth.  However, labor costs and productivity growth trends bear watching for two major reasons.  First, the Federal Reserve may be forced to start hiking rates again to fight inflation.  Second, profit margins could finally start to narrow.  Unfortunately, energy prices have shot higher again and long term interest rates have been creeping up, which could negatively impact margins as well.

The S&P 500 currently trades at about 15.3 times our earnings per share forecast for the next several quarters.  Since the market bottom in October 2002, the S&P has traded with a forward P/E in a range of roughly 13-17, so the market currently trades towards to the middle of this range.  We do not expect to see much P/E multiple expansion for the S&P 500 until the Fed moves definitively to the sidelines or begins to cut rates.  However, recent data indicate that the rate of inflation is still above the Fed's stated comfort zone.  Higher interest rates, which reflect recent stronger economic data, could challenge further advances in the equity markets until earnings estimates begin to rise.

Risks remain elevated for 2007 due to higher energy prices, geopolitical tensions, uncertainty over monetary policy, inflation, recession in the housing market, and challenges to consumer spending.  We believe these risks could lead to increased volatility in the equity markets.  The Equity Growth Fund remains in a defensive posture, with higher than average money market balances and a heavier weighting in classic defensive sectors such as consumer staples and healthcare.

Sector allocations - We are underweight in the consumer discretionary sector, as we believe the slowdown in the housing market has not fully played out in terms of its impact on the economy and the consumer.  We are overweight in consumer staples, as we find it to be the most defensive sector and would expect this sector to perform well given increased volatility in the equity markets.  We remain marketweight in the energy sector. Although earnings are expected to decline in 2007 in the wake of several years of tremendous growth, we feel that global growth will continue to support energy prices in the long run.  We reduced our weighting in the financial sector to a market weight from an overweight as this sector may experience increased volatility over the next several months.  The declining probability of an easing of short term interest rates by the Federal Reserve may challenge the profit margins of spread based institutions.  Also, the increasing fallout from the sub-prime lending market may negatively impact earnings of transaction based firms.  We remain overweight in healthcare, as it is a defensive sector with valuations quite low by historical standards.  Assuming a slower economy, this sector should attract more interest.  We are marketweight in the industrial sector as earnings comparisons will become difficult due to slower earnings growth rates, continued drag from the auto sector, and weaker housing.  These negatives may be offset by increased spending on defense and strong exports.  We remain marketweight in technology.  Lately we have seen volatile earnings results and poor forward earnings guidance.  However, valuations remain well below the average of the past decade.  Longer term, this sector may be poised for a recovery.  In the materials sector, we remain marketweight as we feel that earnings growth in this sector may be peaking for this cycle and valuations are far from rock bottom.  The telecommunication services sector was raised to a marketweight from an underweight as this sector remains one of the highest dividend yielding areas in the market and earnings growth rates may be recovering.   We still recognize the fact that the industry faces increased competition and a need for capital spending to remain competitive.  The utilities sector remains an underweight as valuations remain at historic highs and earnings growth is lackluster.

We made changes to the portfolio throughout the last six months in response to economic events and individual sector conditions.  With the expected slowing of earnings growth rates and increased volatility, in March we decided to increase our allocation to money market funds.  At the same time, to enhance our defensive posture, we further reduced our weighting in the consumer discretionary sector, increased our weighting in consumer staples, reduced our overweight in financials (but remained overweight) by paring back those companies exposed to specialty financing and sub-prime lending, and raised the telecommunications sector to a marketweight.  In May we decided to reduce the weighting in the financial sector again, this time from an overweight to a marketweight.  The reduced probability of an easing of short term interest rates by the Federal Reserve and the fallout from the sub-prime lending market heightened our concern for potential negative earnings surprises in the sector.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

The Intermediate Bond Fund

Since June 29, 2006 the Federal Reserve Open Market Committee (FOMC) has held its Federal Funds Target Rate unchanged at 5.25%.  Subsequent FOMC statements have indicated vigilance toward the risk of inflation, and we have long held that so long as inflation remains its concern, the Federal Reserve will remain on hold.

We have witnessed significant change in the shape of the yield curve as the once inverted front-end of the yield curve now has a positive slope as forecasts call for an economic recovery in the second half of 2007 and rising inflation concerns have diminished expectations that a FOMC rate cut is imminent.

While the slope of the yield curve is modestly positive, we expect that the yield curve will remain relatively flat compared to historical norms as we anticipate that economic conditions, in particular in the housing sector, will remain soft while inflation will moderate over time due to a relief of demand pressures, diminishing risk of pass-through inflation arising from energy costs and the consequences of prior FOMC rate hikes

Over the course of the last twelve months, we selectively utilized lower credit quality investment grade bonds in an effort to enhance yields as well as callable U.S. Government Agency Bonds which we believe offered attractive spreads over U.S. Treasuries.  Additionally, credit spreads have improved the relative attractiveness of corporate bonds over U.S. Treasuries compared to the most recent years.

We have more recently begun to extend the Fund’s duration beyond that of our benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 Year Index2, acting under an assumption that any FOMC rate cuts will come later than the market consensus expects and the yield curve remain flatter than the market consensus forecasts.

The North Country Intermediate Bond Fund has underperformed its benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 Year Index, in the 3-month, 6-month, 1-year and 3-year periods ending May 30, 2007 due primarily to the narrowness of credit spreads relative to historical levels, the fund maintaining a lower than benchmark duration for the aforementioned time periods, and our determination to limit interest rate risk.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.12%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.92%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser has voluntarily agreed to reduce its fees and/or absorb expenses of the fund at least until November 30, 2007 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses), subject to possible recapture from the Fund in subsequent years.  Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

Investors should carefully consider the investment objectives, risks, charges and expenses of The North Country Funds. Other fees and expenses do apply to a continued investment in the fund. This and other information about The North Country Funds is contained in the prospectus, which can be obtained by calling 1-888-350-2990. The prospectus should be read carefully before investing. The North Country Funds are distributed by Aquarius Fund Distributors, LLC Member NASD/SIPC.

The views expressed are as May 31, 2007 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0723-AFD-7/17/2007

North Country Equity Growth Fund

Portfolio Summary

May 31, 2007

(Unaudited)

Industries	% of Net Assets		% of Net Assets
Common Stock	92.89%	Beverages	1.76%
Banks	7.66%	Electric Utilities	1.60%
Conglomerates	6.13%	Multimedia	1.52%
Oil & Gas Producers	5.98%	Consulting	1.46%
Telecommunications	5.98%	Medical – HMO	1.45%
Medical-Drugs	5.92%	Data Processing	1.21%
Retail	5.69%	Semiconductors	1.14%
Medical Equipment & Supplies	5.46%	Entertainment	0.88%
Investment Services	5.12%	Electric Products	0.86%
Computer/Network Products	4.78%	Hotels	0.82%
Diversified Financial Services	4.56%	Chemicals	0.79%
Oil & Gas Services	3.69%	Motorcycles	0.78%
Food	3.17%	Apparel	0.62%
Software & Programming	2.94%	Transportation	0.57%
Aerospace/Defense	2.83%	Water	0.32%
Insurance	2.63%	Money Market Funds	7.01%
Consumer Products	2.55%	Other assets less liabilities	0.10%
Industrial Gases	2.02%	Total Net Assets	100.00%

North Country Intermediate Bond Fund

Portfolio Summary

May 31, 2007

(Unaudited)

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	70.72%	Electrical Components & Equipment	1.29%
Investment Services	12.78%	Retail	1.28%
Diversified Financial Services	12.47%	Multimedia	0.67%
Banks	10.59%	Commercial & Professional Services	0.66%
Telecommunications	6.69%	Healthcare Services	0.64%
Foods	5.89%	Household Products	0.64%
Electric Utilities	4.31%	U.S. Govt. Agency Obligations	23.60%
Oil & Gas	3.07%	Government Agencies	23.52%
Cosmetics	2.63%	Mortgage Backed Securities	0.08%
Beverages	2.33%	Money Market Funds	10.09%
Communications Equipment	1.98%	Liabilities in excess of other assets	(4.41%)
Insurance	1.47%	Total Net Assets	100.00%
Computers	1.33%

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2007 (Unaudited)

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS- 92.89%
Aerospace / Defense - 2.83%			Consulting - 1.46%
14,000	General Dynamics Corp.	$ 1,123,360	44,000	Accenture Ltd.	$ 1,801,360
12,000	Lockheed Martin Corp.	1,177,200
17,000	Rockwell Collins, Inc.	1,201,390	Consumer Products - 2.55%
		3,501,950	22,000	Colgate-Palmolive Co.	1,473,120
Apparel - 0.62%			26,500	Procter & Gamble Co.	1,684,075
13,600	Nike, Inc. - Cl. B	771,800			3,157,195
			Data Processing - 1.21%
Banks - 7.66%			30,000	Automatic Data Processing, Inc.	1,491,000
34,000	Bank of America Corp.	1,724,140
56,000	Bank of New York, Inc.	2,271,360	Diversified Financial Services - 4.56%
34,500	Citigroup, Inc.	1,879,905	40,000	American Express Co.	2,599,200
47,000	Wachovia Corp.	2,546,930	16,000	CIT Group, Inc.	958,880
29,000	Wells Fargo & Co.	1,046,610	9,000	Goldman Sachs Group, Inc.	2,077,380
		9,468,945			5,635,460
Beverages - 1.76%			Electric Products - 0.86%
31,800	Pepsico, Inc.	2,172,894	22,000	Emerson Electric Co.	1,065,900

Chemicals - 0.79%			Electric Utilities - 1.60%
22,500	Ecolab, Inc.	970,875	8,000	Dominion Resources, Inc.	708,720
			8,000	Exelon Corp.	624,000
Computer/Network Products - 4.78%			18,000	Southern Co.	648,180
10,000	Apple Computer, Inc.*	1,215,600			1,980,900
56,000	Cisco Systems, Inc.*	1,507,520	Entertainment - 0.88%
30,000	Hewlett Packard, Co.	1,371,300	27,000	International Game Technology	1,085,130
17,000	International Business
	Machines Corp.	1,812,200	Food - 3.17%
		5,906,620	26,300	General Mills, Inc.	1,610,612
Conglomerates - 6.13%			25,000	Kellogg Co.	1,349,500
60,000	General Electric Co.	2,254,800	35,000	United Natural Foods, Inc.*	957,950
18,000	Illinois Tool Works, Inc.	948,960			3,918,062
30,000	Ingersoll-Rand Co. - Cl. A	1,539,900	Hotels - 0.82%
20,000	ITT Industries, Inc.	1,346,000	22,000	Marriott International, Inc. - Cl. A	1,013,100
21,000	United Technologies Corp.	1,481,550
		7,571,210	Industrial Gases - 2.02%
			14,500	Air Products & Chemicals, Inc.	1,130,855
			20,000	Praxair, Inc.	1,361,800
					2,492,655

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

		Market			Market
Shares		Value	Shares		Value

Insurance - 2.63%			Oil & Gas Producers - 5.98%
47,000	Genworth Financial, Inc. - Cl. A	$ 1,696,700	13,000	ChevronTexaco Corp.	$ 1,059,370
15,000	Hartford Financial Services		14,000	ConocoPhillips	1,084,020
	Group, Inc.	1,547,550	19,500	Exxon Mobil Corp.	1,621,815
		3,244,250	28,000	Global SantaFe Corp.	1,912,400
Investment Services - 5.12%			23,000	Valero Energy Corp.	1,716,260
13,000	Franklin Resources, Inc.	1,764,620			7,393,865
21,500	Merrill Lynch & Co., Inc.	1,993,695	Oil & Gas Services - 3.69%
50,000	T. Rowe Price Group, Inc.	2,567,500	26,000	Baker Hughes, Inc.	2,144,480
		6,325,815	8,000	National Oilwell Varco, Inc.*	755,600
Medical - Drugs - 5.92%			18,000	Noble Corp.	1,663,020
40,000	Abbott Laboratories	2,254,000			4,563,100
26,000	Johnson & Johnson	1,645,020	Retail - 5.69%
30,000	Novartis AG ADR	1,685,400	23,000	Costco Wholesale Corp.	1,298,810
30,000	Wyeth	1,735,200	10,000	JOS A Bank Clothiers, Inc.*	420,900
		7,319,620	28,000	Lowe's Companies, Inc.	918,960
Medical Equipment & Supplies - 5.46%			30,000	McDonald's Corp.	1,516,500
39,000	Baxter International, Inc.	2,216,760	30,000	Staples, Inc.	751,800
28,000	Medtronic, Inc.	1,488,760	18,500	Target Corp.	1,154,955
27,000	St. Jude Medical, Inc.*	1,152,630	21,500	Walgreen Co.	970,295
28,000	Stryker Corp.	1,884,680			7,032,220
		6,742,830	Semiconductors - 1.14%
Medical - HMO - 1.45%			40,000	Texas Instruments, Inc.	1,414,400
22,000	Wellpoint, Inc.*	1,791,020
			Software & Programming - 2.94%
Motorcycles - 0.78%			18,000	Adobe Systems, Inc.*	793,440
15,800	Harley-Davidson, Inc.	965,222	61,000	Microsoft Corp.	1,870,870
			50,000	Oracle Corp.*	969,000
Multimedia - 1.52%					3,633,310
9,000	The McGraw-Hill
	Companies, Inc.	632,790
35,000	Walt Disney Co.	1,240,400
		1,873,190

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

		Market			Market
Shares		Value	Shares		Value

Telecommunications - 5.98%			MONEY MARKET FUNDS - 7.01%
56,000	AT&T, Inc.	$ 2,315,040	8,658,264	BlackRock Liquidity
75,000	Corning, Inc.*	1,875,000		Temp Fund, 5.18% (a)	$ 8,658,264
28,000	QUALCOMM, Inc.	1,202,600
46,000	Verizon Communications, Inc.	2,002,380
		7,395,020	TOTAL MONEY MARKET FUNDS
Transportation - 0.57%			(Cost $8,658,264)		8,658,264
7,500	Burlington Northern
	Santa Fe Corp.	698,475	TOTAL INVESTMENTS
			(Cost $98,309,512)	99.90%	123,451,889
Water - 0.32%			Other assets
17,333	Aqua America, Inc.	396,232	less liabilities	0.10%	119,366

TOTAL COMMON STOCKS			TOTAL NET ASSETS	100.00%	$123,571,255
(Cost $89,651,248)		114,793,625
			* Non-income producing security
			ADR - American Depositary Receipt
			(a) Variable rate yield; the coupon rate shown represents
			the rate at May 31, 2007.

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
May 31, 2007 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS - 70.72%
Banks - 10.59%			Cosmetics - 2.63%
$ 1,000,000	Bank of America Corp.,		$ 2,000,000	Avon Products, Inc.,
	5.75%, due 8/15/16	$ 1,001,880		5.125%, due 1/15/11	$ 1,973,880
275,000	Chase Manhattan Corp.,
	6.50%, due 1/15/09	280,165	Diversified Financial Services - 12.47%
	Citigroup, Inc.,		500,000	American General Finance,
1,000,000	5.125%, due 2/14/11	991,700		4.00%, due 3/15/11	471,265
1,000,000	5.00%, due 9/15/14	979,740		CIT Group, Inc.,
2,500,000	Fifth Third Bank,		1,000,000	5.20%, due 11/3/10	992,290
	4.20%, due 2/23/10	2,430,775	500,000	5.40%, due 1/30/16	477,630
	J.P. Morgan Chase & Co.,		300,000	Ford Motor Credit Corp.,
800,000	6.00%, due 2/15/09	800,840		4.15%, due 6/20/07	298,920
1,500,000	5.15%, due 10/1/15	1,452,750		General Electric Capital
		7,937,850		Corp.,
Beverages - 2.33%			1,000,000	4.25%, due 6/15/12	948,560
1,000,000	Anheuser-Busch Cos. Inc.,		1,000,000	5.375%, due 10/20/16	982,110
	5.60%, due 3/1/17	996,760	1,200,000	HSBC Finance Corp.,
500,000	Brown-Forman Corp.,			6.375%, due 10/15/11	1,238,580
	5.20%, due 4/1/12	493,815	1,000,000	International Lease Finance
250,000	Pepsico, Inc.,			Corp.,
	5.70%, due 11/1/08	252,085		5.45%, due 3/24/11	995,500
		1,742,660		Morgan Stanley
Commercial & Professional Services - 0.66%			2,000,000	4.75%, due 4/1/14	1,896,440
500,000	Dun & Bradstreet Corp.,		1,000,000	6.60%, due 4/1/12	1,044,620
	5.50%, due 3/15/11	498,760			9,345,915

Communications Equipment - 1.98%			Electrical Components & Equipment - 1.29%
1,500,000	Cisco Systems, Inc.,		1,000,000	Emerson Electric Co.
	5.50%, due 2/22/16	1,481,805		5.125%, due 12/1/16	965,290

Computers - 1.33%
1,000,000	International Business
	Machines Corp.,
	5.375%, due 2/1/09	999,000

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Electric Utilities - 4.31%			Investment Services - 12.78%
$ 1,000,000	Alabama Power Co.,			Bear Stearns Co., Inc.,
	5.20%, due 1/15/16	$ 977,360	$ 500,000	7.80%, due 8/15/07	$ 502,460
500,000	Dominion Resources, Inc.,		300,000	3.90%, due 11/15/08	293,520
	5.15%, due 7/15/15	481,460	300,000	4.50%, due 10/28/10	291,291
500,000	DTE Energy Co.		1,000,000	5.70%, due 11/15/14	998,700
	6.65%, due 4/15/09	511,105	500,000	5.55%, due 1/22/17	494,400
500,000	National Rural Utilities,			Goldman Sachs Group, Inc.,
	6.20%, due 2/1/08	501,920	300,000	6.65%, due 5/15/09	307,050
500,000	Southern Power Co.,		1,000,000	6.60%, due 1/15/12	1,043,100
	4.875%, due 7/15/15	470,070	500,000	5.125%, due 1/15/15	490,830
300,000	Virginia Electric & Power,		250,000	5.625%, due 1/15/17	245,530
	4.50%, due 12/15/10	290,922		Lehman Brothers Holdings, Inc.,
		3,232,837	2,000,000	5.75%, due 5/17/13	2,049,180
Foods - 5.89%			500,000	5.75%, due 1/3/17	494,400
1,000,000	Heinz (H.J.) Co.			Merrill Lynch & Co., Inc.,
	6.00%, due 3/15/08	1,003,710	166,000	6.25%, due 10/15/08	167,328
1,950,000	Hershey Foods Corp.		300,000	6.00%, due 2/17/09	300,375
	5.45%, due 9/1/16	1,921,764	2,000,000	5.00%, due 1/15/15	1,900,140
	Kraft Foods, Inc.,				9,578,304
500,000	6.25%, due 6/1/12	512,140	Multimedia - 0.67%
1,000,000	5.25%, due 10/1/13	976,880	500,000	Walt Disney Co.
		4,414,494		5.625%, due 9/15/16	501,530
Healthcare Services - 0.64%
500,000	UnitedHealth Group, Inc.,		Oil & Gas - 3.07%
	5.00%, due 8/15/14	482,450	500,000	Anadarko Finance Co.,
				6.75%, due 5/1/11	519,355
Household Products - 0.64%			500,000	Anadarko Petroleum Corp.,
500,000	Fortune Brands, Inc.,			5.95%, due 9/15/16	494,620
	5.375%, due 1/15/16	477,700	300,000	BJ Services Co.,
				5.75%, due 6/1/11	303,759
Insurance - 1.47%			1,000,000	Sunoco Inc.,
1,000,000	American International			5.75%, due 1/15/17	980,590
	Group Inc.,				2,298,324
	5.60%, due 10/18/16	1,002,810	Retail - 1.28%
100,000	John Hancock Life Insurance,		1,000,000	Home Depot Inc.,
	3.35%, due 11/15/07	99,090		5.40%, due 3/1/16	961,000
		1,101,900

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2007 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Telecommunications - 6.69%			Government Agencies - 23.52% (Continued)
$ 565,000	Ameritech Capital		$ 2,000,000	Federal National Mortgage
	Funding Corp.,			Association,
	6.15%, due 1/15/08	$ 567,808		6.00%, due 9/25/14	$ 1,993,733
1,000,000	AT&T Inc. Global Bond				17,627,682
	5.30%, due 11/15/10	995,370	Mortgage Backed Securities - 0.08%
	Bellsouth Corp.,			Federal Home Loan Bank,
500,000	4.20%, due 9/15/09	486,505	47,568	5.00%, due 8/1/07	46,825
500,000	5.20%, due 9/15/14	493,970	5,758	6.50%, due 11/1/08	5,882
500,000	GTE Northwest, Inc.,		5,912	Federal National Mortgage
	5.55%, due 10/15/08	502,640		Association,
500,000	GTE South, Inc.,			6.50%, due 11/1/08	5,949
	6.00%, due 2/15/08	500,620	3,724	Government National
500,000	Verizon Global			Mortgage Association,
	4.375%, due 6/1/13	471,260		11.00%, due 11/15/15	4,113
1,000,000	Verizon NJ, Inc.				62,769
	5.875%, due 1/17/12	995,000	TOTAL U.S. GOVERNMENT &
		5,013,173	AGENCY OBLIGATIONS
			(Cost $17,801,576)		17,690,451
TOTAL CORPORATE BONDS
(Cost $53,820,616)		53,006,872	MONEY MARKET FUNDS - 10.09%
			7,558,877	BlackRock Liquidity
U.S. GOVERNMENT & AGENCY				Temp Fund, 5.18% (a)	7,558,877
OBLIGATIONS - 23.60%
Government Agencies - 23.52%			TOTAL MONEY MARKET FUNDS
	Federal Home Loan Bank,		(Cost $7,558,877)		7,558,877
2,000,000	5.00%, due 12/28/07	1,996,366
2,000,000	4.375%, due 5/16/08	1,982,625	TOTAL INVESTMENTS
2,000,000	5.25%, due 6/11/09	1,995,401	(Cost $79,181,069)	104.41%	78,256,200
1,000,000	5.50%, due 3/19/10	997,496	Liabilities in excess
2,000,000	5.30%, due 6/11/10	1,993,068	of other assets	(4.41%)	(3,305,991)
750,000	5.70%, due 3/9/12	748,138
2,000,000	5.70%, due 3/28/14	1,985,065	TOTAL NET ASSETS	100.00% #	$ 74,950,209
2,000,000	5.25%, due 7/28/15	1,950,399
2,000,000	Federal Home Loan		(a) Variable rate yield; the coupon rate shown represents
	Mortgage Corp.,		the rate at May 31, 2007.
	6.00%, due 9/28/15	1,985,391

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2007 (Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $98,309,512 and
$79,181,069, respectively)	$123,451,889	$ 78,256,200
Receivable for fund shares sold	12,059	55,064
Dividends and interest receivable	225,751	909,842
Prepaid expenses and other assets	10,508	14,449
Total Assets	123,700,207	79,235,555

LIABILITIES:
Payable for securities purchased	-	4,000,000
Dividends payable	-	217,328
Redemptions payable	7,759	10,164
Accrued advisory fees	82,105	31,552
Accrued administration fees	18,667	12,481
Accrued transfer agency fees	4,484	1,365
Other accrued expenses	15,937	12,456
Total Liabilities	128,952	4,285,346
Net Assets	$123,571,255	$ 74,950,209

NET ASSETS CONSIST OF:
Paid in capital	$ 98,751,733	$ 76,788,717
Accumulated undistributed net investment income (loss)	393,068	(235)
Accumulated net realized loss from
investment transactions	(715,923)	(913,404)
Net unrealized appreciation (depreciation) on investments	25,142,377	(924,869)
Net Assets	$123,571,255	$ 74,950,209

Shares outstanding (unlimited number of shares authorized;	9,836,305	7,462,773
no par value)

Net asset value and redemption price per share	$ 12.56	$ 10.04

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 2007 (Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 138,602	$ 1,805,292
Dividends (net of $4,824 and $0 foreign taxes, respectively)	873,643	-
Total investment income	1,012,245	1,805,292

EXPENSES:
Investment advisory fees	422,166	178,558
Administration fees	84,456	65,329
Legal fees	19,846	11,332
Transfer agency fees	18,422	11,029
Custody fees	12,482	10,934
Printing expense	7,679	4,363
Audit fees	7,284	6,579
Insurance expense	6,659	3,471
Chief Compliance Officer fees	5,268	3,718
Trustees' fees	4,252	2,871
Registration & filing fees	4,204	4,204
Miscellaneous expenses	1,405	1,655
Total expenses	594,123	304,043

Plus: Expense reimbursement recapture	25,054	-
Net expenses	619,177	304,043

Net investment income	393,068	1,501,249

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	3,518,433	(119,654)
Net change in unrealized appreciation
of investments for the period	7,396,164	(840,216)
Net realized and unrealized gain (loss)
on investments	10,914,597	(959,870)
Net increase in net assets resulting
from operations	$ 11,307,665	$ 541,379

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2007	November 30, 2006
	(Unaudited)
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 393,068	$ 594,182
Net realized gain from investment transactions	3,518,433	6,514,547
Net change in unrealized appreciation for the period	7,396,164	3,820,617
Net increase in net assets resulting from operations	11,307,665	10,929,346

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.00 and $0.10
per share, respectively)	-	(931,824)
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	-	(931,824)

CAPITAL SHARE TRANSACTIONS:	5,750,800	933,412

Net increase in net assets	17,058,465	10,930,934

NET ASSETS:
Beginning of period	106,512,790	95,581,856

End of period (including undistributed net investment income
of $393,068 and $0, respectively)	$123,571,255	$106,512,790

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	May 31, 2007	November 30, 2006
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,501,249	$ 2,698,229
Net realized loss from investment transactions	(119,654)	(749,696)
Net change in unrealized appreciation (depreciation) for the period	(840,216)	968,358
Net increase in net assets resulting from operations	541,379	2,916,891

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.21 and $0.41
per share, respectively)	(1,501,484)	(2,698,488)
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(1,501,484)	(2,698,488)

CAPITAL SHARE TRANSACTIONS:	5,696,394	11,498,902

Net increase in net assets	4,736,289	11,717,305

NET ASSETS:
Beginning of period	70,213,920	58,496,615

End of period (including undistributed net investment income
(loss) of $(235) and $0, respectively)	$ 74,950,209	$ 70,213,920

The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months
	ended		For the year ended November 30,
	May 31, 2007		2006		2005		2004		2003		2002
	(Unaudited)
Net asset value, beginning of period	$ 11.39		$ 10.32		$ 9.67		$ 8.79		$ 7.55		$ 9.19

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.04		0.06		0.03		0.02		0.00	+	0.00	+
Net realized and unrealized gains (losses)
on investments	1.13		1.11		0.64		0.86		1.24		(1.64)
Total from investment operations	1.17		1.17		0.67		0.88		1.24		(1.64)

LESS DISTRIBUTIONS:
Dividends from net investment income	0.00		(0.10)		(0.02)		0.00	+	0.00		0.00	+
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00		0.00
Total distributions	0.00		(0.10)		(0.02)		0.00		0.00		0.00

Net asset value, end of period	$ 12.56		$ 11.39		$ 10.32		$ 9.67		$ 8.79		$ 7.55

Total return (2)	10.27%		11.37%		6.97%		10.02%		16.42%		(17.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 123,571		$ 106,513		$ 95,582		$ 84,655		$ 70,305		$ 57,298
Ratios to average net assets (4):
Expenses, before reimbursement	1.06%		1.08%		1.09%		1.08%		1.13%		1.13%
Expenses, net of reimbursement	1.10%	(3)	1.10%	(3)	1.10%	(3)	1.10%	(3)	1.10%		1.10%
Net investment income,
before reimbursement	0.74%		0.62%		0.36%		0.26%		(0.02)%		(0.04)%
Net investment income,
net of reimbursement	0.70%	(3)	0.59%	(3)	0.35%	(3)	0.24%	(3)	0.01%		(0.01)%
Portfolio turnover rate	21.56%		36.59%		43.24%		37.15%		31.53%		38.24%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized for periods of less than one year.
+ Less than $.01 per share.
The accompanying notes are an integral part of these financial statements

	THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six months
	ended	For the year ended November 30,
	May 31, 2007	2006	2005	2004	2003	2002
	(Unaudited)
Net asset value, beginning of period	$ 10.18	$ 10.16	$ 10.43	$ 10.70	$ 10.54	$ 10.23

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.21	0.42	0.34	0.34	0.38	0.45
Net realized and unrealized gains (losses)
on investments	(0.14)	0.01	(0.25)	(0.17)	0.16	0.31
Total from investment operations	0.07	0.43	0.09	0.17	0.54	0.76

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.21)	(0.41)	(0.34)	(0.34)	(0.38)	(0.45)
Distribution from net realized gains
from security transactions	0.00	0.00	(0.02)	(0.10)	0.00	0.00
Total distributions	(0.21)	(0.41)	(0.36)	(0.44)	(0.38)	(0.45)

Net asset value, end of period	$ 10.04	$ 10.18	$ 10.16	$ 10.43	$ 10.70	$ 10.54

Total return (2)	0.70%	4.38%	0.86%	1.48%	5.11%	7.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 74,950	$ 70,214	$ 58,497	$ 60,904	$ 37,946	$ 29,535
Ratios to average net assets (4):
Expenses, before reimbursement	0.85%	0.89%	0.88%	0.89%	1.04%	1.11%
Expenses, net of reimbursement	0.85%	0.89%	0.88%	0.89%	1.04%	1.12%	(3)
Net investment income,
before reimbursement	4.20%	4.14%	3.33%	3.21%	3.50%	4.33%
Net investment income,
net of reimbursement	4.20%	4.14%	3.33%	3.21%	3.50%	4.32%	(3)
Portfolio turnover rate	25.17%	53.99%	30.75%	35.52%	21.62%	9.56%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
(4) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
May 31, 2007 (Unaudited)

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of May 31, 2007.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of the applicable country’s tax rules and rates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Trust.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of May 31, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements.

NOTE 4. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2007, the Adviser received advisory fees of $422,166 from the Equity Fund and $178,558 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2007.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.

However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the six months ended May 31, 2007, the Adviser recaptured $25,054 in prior period fee waivers from the Equity Fund.  As of May 31, 2007, there was $5,351 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30, 2008.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses. GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.  Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended May 31, 2007, GemCom received $5,608 for providing such services.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee of $18,000 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 5. FUND SHARE TRANSACTIONS

At May 31, 2007, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $98,751,733 and $76,788,717, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the six months		For the year
	ended		ended
	May 31, 2007		November 30, 2006
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	954,089	$ 11,297,595	1,722,876	$ 18,325,859
Shares issued for reinvestment
of dividends	-	-	20,518	226,966
Shares redeemed	(467,870)	(5,546,795)	(1,657,373)	(17,619,413)
Net increase	486,219	$ 5,750,800	86,021	$ 933,412

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

Intermediate Bond Fund:
	For the six months		For the year
	ended		ended
	May 31, 2007		November 30, 2006
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	987,467	$ 10,002,008	2,204,619	$ 22,241,824
Shares issued for reinvestment
of dividends	22,036	222,714	36,264	365,918
Shares redeemed	(445,984)	(4,528,328)	(1,099,073)	(11,108,840)
Net increase	563,519	$ 5,696,394	1,141,810	$ 11,498,902

NOTE 6. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2007 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$24,941,272	$24,393,694
Sales	$23,183,738	$16,829,343

At May 31, 2007, net unrealized appreciation (depreciation), for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$25,705,884	$ 111,349
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(563,507)	(1,036,218)
Net unrealized appreciation (depreciation)	$25,142,377	$ (924,869)

The aggregate cost of securities for federal income tax purposes at May 31, 2007 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2007 (Unaudited)

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2007 and the year ended November 30, 2006, were as follows:

Equity Growth Fund:	For the six months ended May 31, 2007	For the year ended Nov. 30, 2006
Ordinary income	$ −	$ 931,824
Long-term capital gains	−	−
Total	$ −	$ 931,824

Intermediate Bond Fund:
Ordinary income	$1,501,484	$2,698,488
Long-term capital gains	−	−
Total	$1,501,484	$2,698,488

As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:

	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ (4,234,356)	$17,746,213
Intermediate Bond Fund	$ (793,750)	$ (84,653)

As of November 30, 2006, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2010	2011	2012	2013	Total
Equity Growth Fund…...….	$1,163,402	$3,070,954	$ -	$ -	$4,234,356
Intermediate Bond Fund......	-	-	44,054	749,696	793,750

NOTE 8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of May 31, 2007, Cam Co. held approximately 74% of the voting securities of the North Country Equity Growth Fund and approximately 85% of the North Country Intermediate Bond Fund, for the benefit of others.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2006 and held until May 31, 2007.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/06)	Ending Account Value (5/31/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/06-5/31/07)
Equity Growth Fund
Actual	$1,000.00	$1,102.72	1.10%	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	1.10%	$5.54
Intermediate Bond Fund
Actual	$1,000.00	$1,007.02	0.85%	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.85%	$4.28

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 23, 2007, a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.   Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds as independently chosen by Lipper Analytical, Inc.; and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds and has sufficient qualified personnel to manage and grow the assets of the Funds.  The Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that undue profitability was not a concern.  In addition, the Board considered that the Adviser has voluntarily limited the overall expense ratio of each Fund since its inception and has agreed to continue to limit expenses to 1.10% for each of the Funds, at least through the fiscal year ending November 30, 2007.  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and reasonable. In assessing the investment performance of the Funds and the Adviser, the Board concluded that the performance of the Funds is good on a risk adjusted basis and that the conservative manner in which the Funds are managed is consistent with preservation of capital.  The Board also discussed the potential for alternate advisory arrangements and found that such measure would not be practical or cost-efficient.  With respect to economies of scale, the Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale. The Board further noted current voluntary limits on total expenses and the Adviser’s willingness to consider adjustments in advisory fees when each Fund’s total assets approach $500 million.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that the overall arrangements provided under the terms of the Agreement were reasonable business arrangements, and, therefore,  approval of the Agreement was in the best interests of the Funds’ shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2006, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By /s/ Andrew Rogers

     Andrew Rogers, President

Date

8/9/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Andrew Rogers

     Andrew Rogers, President

Date

8/9/07

By /s/ James Colantino

     James Colantino, Treasurer

Date

8/9/07